U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2003

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                                OTHER EVENTS

Effective September 8, 2003, Anthony R. Fabiano was named President and Chief Executive Officer of American Science and Engineering, Inc., replacing interim President and Chief Executive Officer, Dr. Roger Heinisch.  A copy of the press release issued on August 26, 2003 regarding the appointment of Mr. Fabiano is filed as Exhibit 99.1.

ITEM 7.                                EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 26, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2003	AMERICAN SCIENCE AND ENGINEERING, INC.

By: /s/ Paul Theodore Owens
Paul Theodore Owens
Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated August 26, 2003, announcing appointment of Anthony R. Fabiano as President and Chief Executive Officer.